Exhibit 99


                                    Form 3 Joint Filer Information


Name:                               Sharon Smith

Address:                            1840 Southwest 22nd Street, PMB 4-198
                                    Miami, FL 33145

Designated Filer:                   Granite Equities, LLC

Issuer & Tickler Symbol:            P.D.C. Innovative Industries, Inc. (PDCN)

Date of Event
 Requiring Statement:               5/05/04

Signature:                          By:/s/ Sharon Smith
                                       -----------------------------------------
                                       Sharon Smith